                                                                 EXHIBIT 10.5B

                                   AMENDMENT NO. 4
                                        TO THE
              CONFIGURABLE POSTSCRIPT INTERPRETER OEM LICENSE AGREEMENT
AND AMENDMENT NO. 4 TO APPENDIX NO. 1, AMENDMENT NO. 2 TO APPENDIX NO. 2 AND
                          AMENDMENT NO. 2 TO APPENDIX NO. 3
                                       BETWEEN
                               SPLASH TECHNOLOGY, INC.
                            AND ADOBE SYSTEMS INCORPORATED
                           Effective Date: January 1, 1996

     This Amendment No. 4 to the Configurable PostScript Interpreter OEM License Agreement dated September 18, 1992 and assigned to Radius, Inc. from SuperMac Technology Incorporated on March 1, 1995 (the "Agreement"), is by and between Adobe Systems Incorporated ("Adobe") and Splash Technology, Inc., formally a part of Radius, Inc. ("OEM") amends the Agreement and Appendices Nos. 1, 2 and 3 in certain respects as follows:

     WHEREAS, it is the mutual goal of OEM and Adobe to work together in promoting the PostScript language as an industry standard and in defining and offering services and products to the market which promote and facilitate the use of Adobe's PostScript interpreter software; and

     WHEREAS, Adobe has offered specified volume discounts which may be applied to mutually agreed upon products and types of distribution, as described in this Amendment;

     WHEREAS, Adobe has changed its royalty structure for Coded Font Programs for Japanese Typefaces;

     NOW THEREFORE, Adobe and OEM hereby agree to modify the Agreement and Appendix No. 1, Appendix No. 2 and Appendix No. 3 as follows:

A.   Adobe and OEM hereby agree to modify the Agreement as follows:

     1. EXHIBIT J ("Volume Discount Schedule") of the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT J attached hereto.

     2. EXHIBIT K ("Licensed Use Royalties for Coded Font Programs") is hereby deleted in its entirety and replaced with the new EXHIBIT K attached hereto.

B.   Adobe and OEM agree to modify Appendix No. 1 to the Agreement as follows:

     1. SECTION B ("Description of Computer System"), SUBSECTION (2) ("Designated Output Device"). Add the following to the list of Designated Output Devices:

_______________[*]

[*]  Confidential Treatment Requested.

     2.    SECTION I ("Applicable Royalties"), SUBSECTION (1)(b)(i) and
(1)(b)(ii) are hereby deleted in their entirety and restated as follows:

          "(i)    ROMAN VERSIONS.  For each Roman Version of the Licensed
System, OEM shall pay Adobe a per Licensed Use royalty based on the U.S. List Price of a Licensed System, with the minimum thirty five (35) required Roman Coded Font Programs, using the following method of royalty calculation:

                  [*]

OEM shall bundle the Roman Coded Font Programs in accordance with PARAGRAPH 1(a) ("Roman Coded Font Programs") of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs") with each Licensed System distributed hereunder (a "Roman Version"). Additionally, for each Roman Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall include the Roman Additional Coded Font Programs listed in PARAGRAPH 2(a) ("Roman Additional Coded Font Programs") of ATTACHMENT 1 ("Optional Packages") to SCHEDULE 1 of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs"). OEM shall pay Adobe the applicable royalties for Optional Package 35N called out in PARAGRAPH 2 of SCHEDULE 1 (Licensed Use Royalties for Roman Coded Font Programs') of EXHIBIT K.

           (ii) JAPANESE VERSIONS. For each Japanese Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall pay Adobe a per Licensed Use royalty based on the Japanese List Price of the applicable Japanese Version of the Licensed System, with the Minimum Configuration including the required Coded Font Programs for Japanese Typefaces, converted to U.S. Dollars and calculated using the royalty table in SECTION I(1)(b)(i) ("Roman Versions") above."

OEM shall bundle the Roman Coded Font Programs and Coded Font Programs for Japanese Typefaces in accordance with PARAGRAPH 1(a) ("Roman Coded Font Programs") of EXHIBIT K and in accordance with PARAGRAPH 1(b) ("Coded Font Programs for Japanese Typefaces") of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs") with each Japanese Version of the Licensed System distributed hereunder.

     3. SECTION I ("Applicable Royalties"), SUBSECTION (1)(C) is hereby added as follows:

          "(c). DISCOUNTED LIST PRICE FOR LICENSED SYSTEMS WITH EITHER A XEROX DOCUCOLOR 40 OR FUJI DOCUCOLOR 4040 DESIGNATED OUTPUT DEVICE. The Discounted List Price for a Licensed System licensed for use with either a Xerox DocuColor 40 Designated Output Device or a Fuji Xerox DocuColor 4040 Designated Output Device shall be an amount equal to [*] of the published list price for the Designated Output Device component plus

_______________
[*]  Confidential Treatment Requested.

[*] of the published List Prices for the CPSI Application and Coded Font Programs and the component parts of the Licensed System described in SECTION C above which are not eligible for this discount.


          EXAMPLE:

          List Price of Splash RIP                            [*]
          List Price of Xerox DocuColor 40 (undiscounted)
          Less:  [*]
          Discounted List Price of Xerox DocuColor 40:
          Total List Price of Licensed System:

C.   Adobe and OEM agree to modify Appendix No. 2 to the Agreement as follows:

     1. SECTION B ("Description of Computer System"), SUBSECTION (2) ("Designated Output Device"). Add the following to the list of Designated Output Devices:

           [*]

     2. SECTION I ("Applicable Royalties"), SUBSECTION (1)(d) is hereby added as follows:

          "(d).   DISCOUNTED LIST PRICE FOR LICENSED SYSTEMS WITH EITHER A
XEROX DOCUCOLOR 40 OR FUJI XEROX DOCUCOLOR 4040 DESIGNATED OUTPUT DEVICE.
The Discounted List Price for a Licensed System licensed for use with either a Xerox DocuColor 40 Designated Output Device or a Fuji Xerox DocuColor 4040 Designated Output Device shall be an amount equal to [*] of the published list price for the Designated Output Device component plus [*] of the published List Prices for the CPSI Application and Coded Font Programs and the component parts of the Licensed System described in SECTION C above which are not eligible for the discount.

           EXAMPLE:

           List Price of Splash RIP                           [*]
           List Price of Xerox DocuColor 40 (undiscounted)
           Less:  [*]
           Discounted List Price of Xerox DocuColor 40:
           Total List Price of Licensed System:


     3. SECTION I ("Applicable Royalties"), SUBSECTIONS (2)a is hereby deleted in its entirety and restated as follows:

           "a. ROMAN VERSIONS. For each Roman Version of the Licensed System which is distributed or used internally (beyond the number of Licensed Uses provided royalty-free for Internal Use under SECTION I(6) below) by OEM or its Subsidiaries hereunder, OEM shall pay Adobe a per Licensed Use royalty based on the U.S. List Price of a Licensed System, with

_______________
[*]  Confidential Treatment Requested.

the minimum thirty five (35) required Roman Coded Font Programs, using the following method of royalty calculation:

                [*]

          The same per Licensed Use royalty shall apply for each Roman Version of the Licensed System distributed unbundled from a computer system platform in accordance with PARAGRAPH C above."

OEM shall bundle the Roman Coded Font Programs in accordance with PARAGRAPH 1(a) ("Roman Coded Font Programs") of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs") with each Licensed System distributed hereunder (a "Roman Version"). Additionally, for each Roman Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall include the Roman Additional Coded Font Programs listed in PARAGRAPH 2(a) ("Roman Additional Coded Font Programs") of ATTACHMENT 1 ("Optional Packages") to SCHEDULE 1 of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs"). OEM shall pay Adobe the applicable royalties for Optional Package 35N called out in PARAGRAPH 2 of SCHEDULE 1 (Licensed Use Royalties for Roman Coded Font Programs') of EXHIBIT K.

D.   Adobe and OEM agree to modify Appendix No. 3 to the Agreement as follows:

     1. SECTION B ("Description of Computer System"), SUBSECTION (2) ("Designated Output Device"). Add the following to the list of Designated Output Devices:

           [*]

     2. SECTION I ("Applicable Royalties"), SUBSECTION (1)(d) is hereby added as follows:

          "(d).   DISCOUNTED LIST PRICE FOR LICENSED SYSTEMS WITH EITHER A
XEROX DOCUCOLOR 40 OR FUJI XEROX DOCUCOLOR 4040 DESIGNATED OUTPUT DEVICE.
The Discounted List Price for a Licensed System licensed for use with either a Xerox DocuColor 40 Designated Output Device or a Fuji Xerox DocuColor 4040 Designated Output Device shall be an amount equal to [*] of the published list price for the Designated Output Device component plus [*] of the published List Prices for the CPSI Application and Coded Font Programs and the component parts of the Licensed System described in SECTION C above which are not eligible for the discount.

_______________
[*]  Confidential Treatment Requested.

           EXAMPLE:

           List Price of Splash RIP                                        [*]
           List Price of Xerox DocuColor 40 (undiscounted)
           Less: [*]
           Discounted List Price of Xerox DocuColor 40:
           Total List Price of Licensed System:

     3. SECTION I ("Applicable Royalties"), SUBSECTIONS (2)a is hereby deleted in its entirety and restated as follows:

          "a.     ROMAN VERSIONS.  For each Roman Version of the Licensed
System which is distributed or used internally (beyond the number of Licensed Uses provided royalty-free for Internal Use under SECTION I(6) below) by OEM or its Subsidiaries hereunder, OEM shall pay Adobe a per Licensed Use royalty based on the U.S. List Price of a Licensed System, with the minimum thirty five (35) required Roman Coded Font Programs, using the following method of royalty calculation:

          [*]

OEM shall bundle the Roman Coded Font Programs in accordance with PARAGRAPH 1(a) ("Roman Coded Font Programs") of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs") with each Licensed System distributed hereunder (a "Roman Version"). Additionally, for each Roman Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall include the Roman Additional Coded Font Programs listed in PARAGRAPH 2(a) ("Roman Additional Coded Font Programs") of ATTACHMENT 1 ("Optional Packages") to SCHEDULE 1 of EXHIBIT K ("Licensed Use Royalties for Coded Font Programs"). OEM shall pay Adobe the applicable royalties for Optional Package 35N called out in PARAGRAPH 2 of SCHEDULE 1 (Licensed Use Royalties for Roman Coded Font Programs') of EXHIBIT K.

_______________
[*]  Confidential Treatment Requested.

E. All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to the Agreement, Amendment No. 4 to Appendix No. 1, Amendment No. 2 to Appendix No. 2 and Amendment No. 2 to Appendix No. 3 to be signed by their duly authorized representatives.

Adobe:                                    OEM:

ADOBE SYSTEMS INCORPORATED                SPLASH TECHNOLOGY, INC.

/S/ Frederick A. Schwedner                /S/ Tim Kleffman
-------------------------------------     -------------------------------------
Signature                                 Signature

FREDERICK A. SCHWEDNER                    Tim Kleffman
-------------------------------------     -------------------------------------
Name                                      Name

Sr. Vice President & General Manager
Printing and Systems Division             Vice President
-------------------------------------     -------------------------------------
Title                                     Title

Nov 22 1996                               11/20/96
-------------------------------------     -------------------------------------
Date                                      Date

                                      EXHIBIT I
                               Volume Discount Schedule

[*]






_______________
[*]  Confidential Treatment Requested.

[*]






_______________
[*]  Confidential Treatment Requested.

                                      EXHIBIT K

                    Licensed Use Royalties for Coded Font Programs

     1.    CODED FONT PROGRAM DISTRIBUTION.

           OEM may reproduce the Coded Font Programs delivered by Adobe hereunder solely at the Reproduction Locations and only for distribution with Licensed Systems.

           (a) ROMAN CODED FONT PROGRAMS. OEM agrees that with each Licensed System distributed for use outside of Japan (a "Roman Version"), OEM shall bundle the Roman Initial Installation Coded Font Programs and the Roman Additional Coded Font Programs in Option Package 35N identified in PARAGRAPH 1 of ATTACHMENT 1 attached hereto. OEM may also distribute a Roman Version bundled with Other Coded Font Programs solely in one of the Optional Packages specified in ATTACHMENT 1 to SCHEDULE 1 to this EXHIBIT K.

           (b) CODED FONT PROGRAMS FOR JAPANESE TYPEFACES. OEM agrees that with each Licensed System distributed for use in Japan (a "Japanese Version"), OEM shall bundle the same Roman Coded Font Programs specified in PARAGRAPH 1(a) of this EXHIBIT K for Roman Versions. Additionally, OEM shall bundle the first five (5) Coded Font Programs for Japanese Typefaces identified in PARAGRAPH 1(b) of SCHEDULE 2 to this EXHIBIT K. OEM may also distribute a Japanese Version bundled with more than five (5) Coded Font Programs for Japanese Typefaces in any of the combinations of up to the twelve (12) font configuration specified in SCHEDULE 2.

           (c) DISTRIBUTION MEDIA. Such Coded Font Programs for Japanese Typefaces will be distributed on mutually agreeable distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. In particular, to prevent an End User from substituting one font configuration for the original font configuration licensed with the Licensed System, OEM shall employ a different set of code ROMs (with a different identification code) to distinguish the original font configuration from the other font configuration. Special character set encodings are not provided.

           (d) DISTRIBUTION OF JAPANESE VERSIONS AND FONT UPGRADES. OEM is not required to bundle the Coded Font Programs for Japanese Typefaces with Licensed Systems distributed outside of Japan. However, if OEM decides to distribute Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall bundle the Coded Font Programs for Japanese Typefaces in accordance with PARAGRAPHS 1(b) and (c) above. Where OEM has distributed a Roman Version and wishes to upgrade such Roman Version to the corresponding Japanese Version, OEM may do so, provided that the Coded Font Programs for Japanese Typefaces are bundled as an upgrade in accordance with PARAGRAPHS 1(b) and (c) above. Except for such initial upgrade for a Roman Version, OEM may not distribute additional Coded Font Programs for Japanese Typefaces in an unbundled form for the purpose of upgrading an existing Licensed System from one font configuration to another. If OEM desires to offer to customers additional Coded Font Programs for Japanese Typefaces, it may license the additional aftermarket fonts in retail product version directly from Adobe or Morisawa to provide to OEM's End Users.

           (e) FONT UPGRADES FOR ROMAN VERSIONS. OEM may upgrade an existing Roman Version of a Licensed System by adding one or more of the Optional Packages specified in ATTACHMENT 1 hereto.

           (f) DISTRIBUTION OF CPSI APPLICATION OBJECT WITH FONT UPGRADE. OEM will not distribute the CPSI Application with a font upgrade, as described in PARAGRAPH (d) or (e) above, unless expressly permitted in the applicable CPSI Application Appendix, and under applicable terms set forth therein.

     2.    LICENSED USE ROYALTY PAYMENTS FOR CODED FONT PROGRAMS.

           (a) ROMAN VERSIONS. For each Licensed Use of the Roman Initial Installation Font Programs, Roman Additional Coded Font Programs and Other Coded Font Programs distributed bundled with, or as an upgrade to, a Licensed System or used internally by OEM or its Subsidiaries (beyond the number of Licensed Uses provided royalty-free for Internal Use under the applicable CPSI Application Appendices), OEM shall pay a per Typeface or Optional Package royalty, as applicable, as set forth in SCHEDULE 1 ("Licensed Use Royalties for Roman Coded Font Programs") hereto.

           (b) JAPANESE VERSIONS. For each Licensed Use of the Coded Font Programs for Japanese Typefaces distributed bundled with or as an upgrade to a Licensed System or used internally by OEM or its Subsidiaries, OEM shall pay a per Typeface royalty as set forth in SCHEDULE 2 ("Licensed Use Royalties for Coded Font Programs for Japanese Typefaces") hereto.

                               Schedule 1 to Exhibit K

                 Licensed Use Royalties for Roman Coded Font Programs

     1. LICENSED USE ROYALTIES FOR ROMAN INITIAL INSTALLATION CODED FONT PROGRAMS. The seventeen (17) Roman Initial Installation Coded Font Programs specified in PARAGRAPH 1 of ATTACHMENT 1 and bundled with a Licensed System shall be royalty-free.

     2. LICENSED USE ROYALTIES FOR OPTIONAL PACKAGES. Except as set forth in PARAGRAPH 3 ("Optional Package 35N Royalties for Japanese Versions"), OEM shall pay a per Licensed Use royalty for each Optional Package which is distributed bundled with, or as an upgrade to, a Licensed System or used internally by OEM or its Subsidiaries (beyond the number of Licensed Uses provided royalty-free for Internal Use under applicable CPSI Application Appendices) based on the following royalty schedule, using the published U.S. List Price for the Minimum Configuration of the Licensed System. To calculate royalties due for Option Package 4C, add the applicable royalty due for the relevant line item in column 4C to the applicable royalty due for the relevant line item in one or more of the other columns. For example: If the published U.S. List Price of the Licensed System is greater than [*] and OEM distributes Optional Package 65 with Optional Package 4C, then the total royalty due to Adobe for the Other Coded Font Programs is equal to [*]. The Coded Font Programs included in the Optional Packages are listed in ATTACHMENT 1 hereto.

[*]

     3. OPTIONAL PACKAGE 35N ROYALTIES FOR JAPANESE VERSIONS. No royalty shall be due from OEM for Optional Package 35N when such Optional Package is distributed by OEM bundled with a Japanese Version configured in accordance with PARAGRAPH 1(B) ("List of Coded Font Programs for Japanese Typefaces") of
SCHEDULE 2. This royalty-free distribution only applies to PCI 320 Controllers described as configured above.


_______________
[*]  Confidential Treatment Requested.

                       Attachment 1 to Schedule 1 of Exhibit K

                                 CODED FONT PROGRAMS

     1.    ROMAN INITIAL INSTALLATION CODED FONT PROGRAMS:

           Adobe will provide the graphic characters specified in ISO 8859-1:
1987, Latin alphabet No. 1 and symbol characters as applicable, for the following Roman Initial Installation Coded Font Programs:

  Identifying
   Trademark           Typeface                     Trademark Owner
--------------   -------------------   ----------------------------------------
Helvetica        Regular               Linotype-Hell AG and/or its subsidiaries
Helvetica        Bold                  Linotype-Hell AG and/or its subsidiaries
Helvetica        Oblique               Linotype-Hell AG and/or its subsidiaries
Helvetica        Bold Oblique          Linotype-Hell AG and/or its subsidiaries
Helvetica        Narrow                Linotype-Hell AG and/or its subsidiaries
Helvetica        Narrow Bold           Linotype-Hell AG and/or its subsidiaries
Helvetica        Narrow Oblique        Linotype-Hell AG and/or its subsidiaries
Helvetica        Narrow Bold Oblique   Linotype-Hell AG and/or its subsidiaries
Times            Roman                 Linotype-Hell AG and/or its subsidiaries
Times            Bold                  Linotype-Hell AG and/or its subsidiaries
Times            Italic                Linotype-Hell AG and/or its subsidiaries
Times            Bold Italic           Linotype-Hell AG and/or its subsidiaries
Symbol           Symbol Set            (Public Domain)
Courier          Regular               (Public Domain)
Courier          Bold                  (Public Domain)
Courier          Oblique               (Public Domain)
Courier          Bold Oblique          (Public Domain)

     2.    ROMAN ADDITIONAL CODED FONT PROGRAMS:

           Upon written notification by OEM, Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the Roman Additional Coded Font Programs listed in the Optional Packages as described below. After receipt of written request from OEM, adobe will provide the Macintosh compatible Bitmap Fonts in such point sizes as Adobe has available for the Roman Additional Coded Font Programs listed below. These Bitmap Fonts can only be used in conjunction with a Licensed System.

           (a) OPTIONAL PACKAGE 35N. "Optional Package 35N" shall consist of the Roman Initial Installation Coded Font Programs listed in PARAGRAPH 1 above plus the Roman Additional Coded Font Programs listed in this PARAGRAPH 2.

  Identifying
   Trademark             Typeface                Trademark Owner
---------------------  --------------  ----------------------------------
ITC AvantGarde Gothic   Book           International Typeface Corporation
ITC AvantGarde Gothic   Book Oblique   International Typeface Corporation
ITC AvantGarde Gothic   Demi           International Typeface Corporation
ITC AvantGarde Gothic   Demi Oblique   International Typeface Corporation
ITC Bookman             Light          International Typeface Corporation

                                       -12-

ITC Bookman             Light Italic   International Typeface Corporation
ITC Bookman             Demi           International Typeface Corporation
ITC Bookman             Demi Italic    International Typeface Corporation
NewCentury Schoolbook   Roman          Public Domain
NewCentury Schoolbook   Bold           Public Domain
NewCentury Schoolbook   Italic         Public Domain
NewCentury Schoolbook   Bold Italic    Public Domain
ITC Zapf Chancery       Medium Italic  International Typeface Corporation
ITC Zapf Dingbats                      International Typeface Corporation
Palatino                Roman          Linotype-Hell AG and/or its subsidiaries
Palatino                Bold           Linotype-Hell AG and/or its subsidiaries
Palatino                Italic         Linotype-Hell AG and/or its subsidiaries
Palatino                Bold Italic    Linotype-Hell AG and/or its subsidiaries

           (b) OPTIONAL PACKAGE 65. "Optional Package 65" shall consist of Optional Package 35N listed in PARAGRAPH 2(a) above plus the thirty (30) Other Roman Additional Coded Font Programs listed in this PARAGRAPH 2(b).

  Identifying
   Trademark             Typeface                Trademark Owner
-----------------  --------------  ----------------------------------
Adobe Caslon        Regular            Adobe Systems Incorporated
Adobe Caslon        Italic             Adobe Systems Incorporated
Adobe Caslon        Semibold           Adobe Systems Incorporated
Adobe Caslon        Semibold Italic    Adobe Systems Incorporated
Adobe Garamond      Regular            Adobe Systems Incorporated
Adobe Garamond      Italic             Adobe Systems Incorporated
Adobe Garamond      Bold               Adobe Systems Incorporated
Adobe Garamond      Bold Italic        Adobe Systems Incorporated
Barmeno             Regular            H. Berthold AG
Barmeno             Medium             H. Berthold AG
Barmeno             Bold               H. Berthold AG
Barmeno             Extra Bold         H. Berthold AG
Lithos              Regular            Adobe Systems Incorporated
Lithos              Black              Adobe Systems Incorporated
Trajan              Bold               Adobe Systems Incorporated
Adobe Wood Type 2   Ornaments          Adobe Systems Incorporated
Blackoak            Bold               Adobe Systems Incorporated
Carta               Map Symbols        Adobe Systems Incorporated
Tekton              Regular            Adobe Systems Incorporated
Tekton              Bold               Adobe Systems Incorporated
Park Avenue         Regular            Kingsley/ATF Type Corporation
Poetica             Ornaments Regular  Adobe Systems Incorporated
Kaufmann            Regular            Kingsley/ATF Type Corporation
Americana           Regular            Kingsley/ATF Type Corporation
Americana           Extra Bold         Kingsley/ATF Type Corporation
Parisian            Regular            Kingsley/ATF Type Corporation
Formata             Regular            H. Berthold AG
Formata             Medium             H. Berthold AG
Formata             Italic             H. Berthold AG
Formata             Medium Italic      H. Berthold AG

           (c) OPTIONAL PACKAGE 100. "Optional Package 100" shall consist of Optional Package 65 listed in PARAGRAPH 2(b) above plus the thirty-five
(35) Other Roman Additional Coded Font Programs listed in this PARAGRAPH 2(c).

  Identifying
   Trademark                                     Typeface                Trademark Owner
------------------------------------------   -----------------   ----------------------------------
ITC Lubalin Graph                             Book               International Typeface Corporation
ITC Lubalin Graph                             BookOblique        International Typeface Corporation
ITC Lubalin Graph                             BookDemi           International Typeface Corporation
ITC Lubalin Graph                             BookDemi Oblique   International Typeface Corporation
ITC Korinna                                   Regular            International Typeface Corporation
ITC Korinna                                   Kursiv Regular     International Typeface Corporation
ITC Korinna                                   Bold               International Typeface Corporation
ITC Korinna                                   Kursiv Bold        International Typeface Corporation
ITC Kabel                                     Book               International Typeface Corporation
ITC Kabel                                     Medium             International Typeface Corporation
ITC Kabel                                     Demi               International Typeface Corporation
ITC Kabel                                     Bold               International Typeface Corporation
ITC Kabel                                     Ultra              International Typeface Corporation
ITC Berkeley Oldstyle-Registered Trademark-   Book               International Typeface Corporation
ITC Berkeley Oldstyle                         Book Italic        International Typeface Corporation
ITC Berkeley Oldstyle                         Medium             International Typeface Corporation
ITC Berkeley Oldstyle                         Italic             International Typeface Corporation
ITC Berkeley Oldstyle                         Bold               International Typeface Corporation
ITC Berkeley Oldstyle                         Bold Italic        International Typeface Corporation
ITC Berkeley Oldstyle                         Black              International Typeface Corporation
ITC Berkeley Oldstyle                         Black Italic       International Typeface Corporation
ITC Machine-Registered Trademark-             Medium             International Typeface Corporation
ITC Machine                                   Bold               International Typeface Corporation
ITC Flora-Registered Trademark-               Medium             International Typeface Corporation
ITC Flora                                     Bold               International Typeface Corporation
Copperplate Gothic                            31AB               Public Domain
Copperplate Gothic                            31BC               Public Domain
Brush Script                                                     Public Domain
Hobo                                                             Public Domain
Stencil                                                          Public Domain
Baker Signet                                                     Visual Graphics Corporation
Nuptial Script                                                   Linotype-Hell AG and/or its subsidiaries
Mythos-TM-                                                       Adobe Systems Incorporated
Birch-TM-                                                        Adobe Systems Incorporated
Umbra                                                            Ludlow

           (d) OPTIONAL PACKAGE 300. "Optional Package 300" shall consist of Optional Package 100 listed in PARAGRAPH 2(c) above plus the two hundred
(200) Other Roman Additional Coded Font Programs listed in this PARAGRAPH
2(d).

  Identifying
   Trademark                                     Typeface                   Trademark Owner
------------------------------------------   -----------------      ----------------------------------
Goudy                                         Old Style             Public Domain
Goudy                                         Bold                  Public Domain
Goudy                                         Old Style Italic      Public Domain
Goudy                                         Bold Italic           Public Domain
Goudy Extra                                   Bold                  Public Domain
Goudy Heavyface                                                     Public Domain

Goudy Heavyface                               Italic                Public Domain
Sonata                                                              Adobe Systems Incorporated
Letter Gothic                                                       Public Domain
Letter Gothic                                 Bold                  Public Domain
Letter Gothic                                 Slanted               Public Domain
Letter Gothic                                 Bold Slanted          Public Domain
Cooper Black                                                        Public Domain
Cooper Black                                  Italic                Public Domain
ITC Stone Serif                                                     International Typeface Corporation
ITC Stone Serif                               Semibold              International Typeface Corporation
ITC Stone Serif                               Italic                International Typeface Corporation
ITC Stone Serif                               Semibold Italic       International Typeface Corporation
ITC Stone Serif                               Bold                  International Typeface Corporation
ITC Stone Serif                               Bold Italic           International Typeface Corporation
ITC Stone Sans                                Bold                  International Typeface Corporation
ITC Stone Sans                                Bold Italic           International Typeface Corporation
ITC Stone Sans                                                      International Typeface Corporation
ITC Stone Sans                                Semibold              International Typeface Corporation
ITC Stone Sans                                Italic                International Typeface Corporation
ITC Stone Sans                                Semibold Italic       International Typeface Corporation
Kaufmann                                      Bold                  Kingsley/ATF Type Corporation
Americana                                     Bold                  Kingsley/ATF Type Corporation
Americana                                     Italic                Kingsley/ATF Type Corporation
Century Expanded                                                    Linotype-Hell AG and/or its subsidiaries
Century Expanded                              Italic                Linotype-Hell AG and/or its subsidiaries
Caslon Open Face                                                    Linotype-Hell AG and/or its subsidiaries
Gothic 13                                                           Linotype-Hell AG and/or its subsidiaries
Tempo Heavy Condensed                                               Ludlow
Tempo Heavy Condensed                         Italic                Ludlow
Adobe Garamond                                Semibold              Adobe Systems Incorporated
Adobe Garamond                                Semibold Italic       Adobe Systems Incorporated
Adobe Garamond                                Regular, SC           Adobe Systems Incorporated
Adobe Garamond                                Semibold, SC          Adobe Systems Incorporated
Franklin Gothic                               Roman                 Linotype-Hell AG and/or its subsidiaries
Franklin Gothic                               Condensed             Linotype-Hell AG and/or its subsidiaries
Franklin Gothic                               Extra Condensed       Linotype-Hell AG and/or its subsidiaries
Utopia                                        Regular               Adobe Systems Incorporated
Utopia                                        Semibold              Adobe Systems Incorporated
Utopia                                        Italic                Adobe Systems Incorporated
Utopia                                        Semibold Italic       Adobe Systems Incorporated
Utopia                                        Bold                  Adobe Systems Incorporated
Utopia                                        Bold Italic           Adobe Systems Incorporated
Utopia                                        Black                 Adobe Systems Incorporated
Utopia                                        Regular, SC           Adobe Systems Incorporated
Utopia                                        Semibold, SC          Adobe Systems Incorporated
Copperplate Gothic                            29AB                  Public Domain
Copperplate Gothic                            29BC                  Public Domain
Copperplate Gothic                            30AB                  Public Domain
Copperplate Gothic                            30BC                  Public Domain
Copperplate Gothic                            32AB                  Public Domain
Copperplate Gothic                            32BC                  Public Domain
Copperplate Gothic                            33BC                  Public Domain
Charlemagne                                   Regular               Adobe Systems Incorporated
Charlemagne                                   Bold                  Adobe Systems Incorporated
Mesquite                                                            Adobe Systems Incorporated
Woodtype Ornaments 1                                                Adobe Systems Incorporated

Tekton                                        Oblique               Adobe Systems Incorporated
Tekton                                        Bold Oblique          Adobe Systems Incorporated
Minion                                        Regular               Adobe Systems Incorporated
Minion                                        Semibold              Adobe Systems Incorporated
Minion                                        Italic                Adobe Systems Incorporated
Minion                                        Semibold Italic       Adobe Systems Incorporated
Minion                                        Bold                  Adobe Systems Incorporated
Minion                                        Bold Italic           Adobe Systems Incorporated
Minion                                        Regular, SC           Adobe Systems Incorporated
Minion                                        Semibold, SC          Adobe Systems Incorporated
Minion                                        Italic, SC            Adobe Systems Incorporated
Minion                                        Semibold Italic, SC   Adobe Systems Incorporated
Rockwell                                                            Monotype Corporation
Rockwell                                      Bold                  Monotype Corporation
Rockwell                                      Italic                Monotype Corporation
Rockwell                                      Bold Italic           Monotype Corporation
Rockwell                                      Light                 Monotype Corporation
Rockwell                                      Light Italic          Monotype Corporation
Willow                                                              Adobe Systems Incorporated
Madrone                                                             Adobe Systems Incorporated
Adobe Caslon                                  Bold                  Adobe Systems Incorporated
Adobe Caslon                                  Bold Italic           Adobe Systems Incorporated
Adobe Caslon                                  Regular, SC           Adobe Systems Incorporated
Adobe Caslon                                  Semibold, SC          Adobe Systems Incorporated
Poppl-Pontifex                                Regular               H. Berthold AG
Poppl-Pontifex                                Medium                H. Berthold AG
Poppl-Pontifex                                Italic                H. Berthold AG
Poppl-Pontifex                                Bold                  H. Berthold AG
Poppl-Pontifex                                MediumCondensed       H. Berthold AG
Bell Gothic                                   Light                 Public Domain
Bell Gothic                                   Bold                  Public Domain
Bell Gothic                                   Black                 Public Domain
MinionCyrillic                                Regular               Adobe Systems Incorporated
MinionCyrillic                                Semibold              Adobe Systems Incorporated
MinionCyrillic                                Italic                Adobe Systems Incorporated
MinionCyrillic                                SemiboldItalic        Adobe Systems Incorporated
MinionCyrillic                                Bold                  Adobe Systems Incorporated
MinionCyrillic                                BoldItalic            Adobe Systems Incorporated
ITC Stone Informal                                                  International Typeface Corporation
ITC Stone Informal                            Semibold              International Typeface Corporation
ITC Stone Informal                            Italic                International Typeface Corporation
ITC Stone Informal                            Semibold Italic       International Typeface Corporation
ITC Stone Informal                            Bold                  International Typeface Corporation
ITC Stone Informal                            Bold Italic           International Typeface Corporation
Trajan                                        Regular               Adobe Systems Incorporated
Lithos                                        ExtraLight            Adobe Systems Incorporated
Lithos                                        Light                 Adobe Systems Incorporated
Lithos                                        Bold                  Adobe Systems Incorporated
Gill Sans                                                           Monotype Corporation
Gill Sans                                     Bold                  Monotype Corporation
Gill Sans                                     Italic                Monotype Corporation
Gill Sans                                     Bold Italic           Monotype Corporation
Gill Sans                                     Light                 Monotype Corporation
Gill Sans                                     Light Italic          Monotype Corporation
Gill Sans                                     Condensed             Monotype Corporation
Gill Sans                                     Bold Condensed        Monotype Corporation

                                       -16-

Gill Sans                                     Ultra Bold Condensed  Monotype Corporation
Gill Sans                                     Extra Bold            Monotype Corporation
Gill Sans                                     Ultra Bold            Monotype Corporation
Bembo                                                               Monotype Corporation
Bembo                                         Bold                  Monotype Corporation
Bembo                                         Italic                Monotype Corporation
Bembo                                         Bold Italic           Monotype Corporation
Bembo                                         Semibold              Monotype Corporation
Bembo                                         Semibold Italic       Monotype Corporation
Bembo                                         Extra Bold            Monotype Corporation
Bembo                                         Extra Bold Italic     Monotype Corporation
Rockwell                                      Condensed             Monotype Corporation
Rockwell                                      Bold Condensed        Monotype Corporation
Rockwell                                      Extra Bold            Monotype Corporation
Plantin                                                             Monotype Corporation
Plantin                                       Bold                  Monotype Corporation
Plantin                                       Italic                Monotype Corporation
Plantin                                       Bold Italic           Monotype Corporation
Perpetua                                                            Monotype Corporation
Perpetua                                      Bold                  Monotype Corporation
Perpetua                                      Italic                Monotype Corporation
Perpetua                                      Bold Italic           Monotype Corporation
Nofret                                        Light                 H. Berthold AG
Nofret                                        Light Italic          H. Berthold AG
Nofret                                        Regular               H. Berthold AG
Nofret                                        Medium                H. Berthold AG
Nofret                                        Italic                H. Berthold AG
Nofret                                        Medium Italic         H. Berthold AG
Nofret                                        Bold                  H. Berthold AG
Nofret                                        Bold Italic           H. Berthold AG
Plantin                                       Light                 Monotype Corporation
Plantin                                       Light Italic          Monotype Corporation
Plantin                                       Semibold              Monotype Corporation
Plantin                                       Semibold Italic       Monotype Corporation
Plantin                                       Bold Condensed        Monotype Corporation
Centaur                                       Regular               Monotype Corporation
Centaur                                       Bold                  Monotype Corporation
Centaur                                       Italic                Monotype Corporation
Centaur                                       BoldItalic            Monotype Corporation
Joanna                                        Regular               Monotype Corporation
Joanna                                        Bold                  Monotype Corporation
Joanna                                        Italic                Monotype Corporation
Joanna                                        Bold Italic           Monotype Corporation
Joanna                                        Semibold              Monotype Corporation
Joanna                                        Semibold Italic       Monotype Corporation
Joanna                                        Extra Bold            Monotype Corporation
ITC StoneSans                                 Phonetic IPA          International Typeface Corporation
ITC StoneSans                                 Phonetic Alternate    International Typeface Corporation
ITC StoneSerif                                Phonetic IPA          International Typeface Corporation
ITC StoneSerif                                Phonetic Alternate    International Typeface Corporation
Poetica                                       Chancery I            Adobe Systems Incorporated
Poetica                                       Chancery II           Adobe Systems Incorporated
Poetica                                       Chancery III          Adobe Systems Incorporated
Poetica                                       Chancery IV           Adobe Systems Incorporated
Poetica                                       Roman Small Caps      Adobe Systems Incorporated
Delta Jaeger                                  Light                 H. Berthold AG

                                       -17-

Delta Jaeger                                  LightItalic           H. Berthold AG
Delta Jaeger                                  Book                  H. Berthold AG
Delta Jaeger                                  Medium                H. Berthold AG
Delta Jaeger                                  Italic                H. Berthold AG
Delta Jaeger                                  MediumItalic          H. Berthold AG
Delta Jaeger                                  Bold                  H. Berthold AG
Delta Jaeger                                  BoldItalic            H. Berthold AG
Delta Jaeger                                  Outline               H. Berthold AG
Formata                                       Condensed             H. Berthold AG
Formata                                       MediumCondensed       H. Berthold AG
Formata                                       CondensedItalic       H. Berthold AG
Formata                                       Med CondensedItalic   H. Berthold AG
ITC Legacy Sans                               Book                  International Typeface Corporation
ITC Legacy Sans                               Book Italic           International Typeface Corporation
ITC Legacy Sans                               Medium                International Typeface Corporation
ITC Legacy Sans                               Medium Italic         International Typeface Corporation
ITC Legacy Sans                               Bold                  International Typeface Corporation
ITC Legacy Sans                               Bold Italic           International Typeface Corporation
ITC Legacy Sans                               Ultra                 International Typeface Corporation
ITC Legacy Serif                              Book                  International Typeface Corporation
ITC Legacy Serif                              Book Italic           International Typeface Corporation
ITC Legacy Serif                              Medium                International Typeface Corporation
ITC Legacy Serif                              Medium Italic         International Typeface Corporation
ITC Legacy Serif                              Bold                  International Typeface Corporation
ITC Legacy Serif                              Bold Italic           International Typeface Corporation
ITC Legacy Serif                              Ultra                 International Typeface Corporation

           (e) OPTIONAL PACKAGE 4C. "Optional Package 4C" shall consist of the four (4) Roman Additional Coded Font Programs listed in this PARAGRAPH 2(e). Optional Package 4C may be distributed with Optional Package 35N, Optional Package 65, Optional Package 100, or Optional Package 300, for use with a Licensed System.

  Identifying
   Trademark                                     Typeface                   Trademark Owner
------------------------------------------   -----------------      ----------------------------------------
Helvetica Condensed                                                 Linotype-Hell AG and/or its subsidiaries
Helvetica Condensed                           Bold                  Linotype-Hell AG and/or its subsidiaries
Helvetica Condensed                           Oblique               Linotype-Hell AG and/or its subsidiaries
Helvetica Condensed                           Bold Oblique          Linotype-Hell AG and/or its subsidiaries

                               Schedule 2 to Exhibit K

        Licensed Use Royalties for Coded Font Programs for Japanese Typefaces

     1.    CODED FONT PROGRAMS FOR JAPANESE TYPEFACES:

           (a)    CODED FONT PROGRAMS FOR JAPANESE TYPEFACES - FONT FORMATS:
Adobe will provide, at OEM's request, the Coded Font Programs for Japanese Typefaces in the following font formats under the following terms:

                  (i) ORIGINAL COMPOSITE FONTS ("OCF") FORMAT: Subject to availability, Adobe will provide the Adobe Standard Japanese Character Set, which includes JIS, Shift-JIS and EUC encodings of the JIS X 0208-1983 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's KANJI GLYPH COLLECTION AND GLYPH SETS TECHNICAL NOTE #5031, dated November 12, 1990, with the exception of generic characters listed therein, for the Coded Font Programs for Japanese Typefaces listed in PARAGRAPH (1)(b) ("List of Coded Font Programs for Japanese Typefaces") below. Generic characters listed therein are not typeface specific. Special character set encodings are not provided. OEM shall only distribute the Coded Font Programs for Japanese Typefaces bundled with a Japanese Version of the Licensed System in the configurations listed in PARAGRAPH 1(b) below. Adobe reserves the right to discontinue distribution and support of the OCF font format at its sole discretion. In the event that such OCF font format is discontinued by Adobe, Adobe will provide OEM with identical typefaces in the CID font format, as described below.

                  (ii) CHARACTER ID FONTS ("CID") FORMAT: Subject to availability, Adobe will provide the Adobe Standard Japanese Character Set, which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's ADOBE-JAPAN1-2 CHARACTER COLLECTION FOR CID-KEYED FONTS TECHNICAL NOTE #5078 dated October 4, 1994, for the Coded Font Programs for Japanese Typefaces in CID-keyed font format as listed in PARAGRAPH 1(b) ("List of Coded Font Programs for Japanese Typefaces") below. Generic characters listed therein are not typeface specific. Special character set encodings are not provided. OEM shall only distribute the Coded Font Programs for Japanese Typefaces bundled with a Japanese Version of the Licensed System in the configurations listed in PARAGRAPH (1)(b) below.

           (b) LIST OF CODED FONT PROGRAMS FOR JAPANESE TYPEFACES: OEM will only distribute Japanese Versions of the Licensed System with the below listed configurations of Coded Font Programs for Japanese Typefaces:

                  (i)      The first five (5), as listed below, or

                  (ii) The first five (5), as listed below, plus any number and combination of additional Typefaces listed below, up to a total of twelve (12) Typefaces,

                                                        CID
                                                       Fonts
  Identifying Trademark         Trademark Owner        Notes
------------------------   -------------------------   -----
Ryumin Light KL            Morisawa & Company, Ltd.      1
Gothic Medium BBB          Morisawa & Company, Ltd.      1
Futo Min A101              Morisawa & Company, Ltd.      1
Futo Go B101               Morisawa & Company, Ltd.      1
Jun 101                    Morisawa & Company, Ltd.      2
Midashi Min MA31           Morisawa & Company, Ltd.      1
Midashi Go MB31            Morisawa & Company, Ltd.      1
Shinsei Kaisho CBSK1       Morisawa & Company, Ltd.      2
Ryumin Medium M-KL         Morisawa & Company, Ltd.      1
Ryumin Bold B-KL           Morisawa & Company, Ltd.      1
Ryumin Ultra U-KL          Morisawa & Company, Ltd.      1
Shin Gothic L              Morisawa & Company, Ltd.      2

           NOTE #1: Adobe Japan1-2 Character Collection for CID-Keyed Fonts NOTE #2: Adobe Japan1-1 Character Collection for CID-Keyed Fonts

     Adobe will supply OEM with the Macintosh compatible Bitmap Fonts which it generally makes available to its OEM customers free of charge for distribution by OEM solely for use with the associated Coded Font Programs for Japanese Typefaces identified in this SCHEDULE 2. OEM may distribute these Bitmap Fonts free of charge provided they are for use only in conjunction with a Licensed System. Adobe will also provide OEM with the Font Porter-TM- utility for installing Bitmap Fonts on a Macintosh computer. IEM may distribute the Font Porter free of charge but only in conjunction with distribution of the Bitmap Fonts. The Font Porter utility shall be treated as Adobe Information and shall be subject to the same licensing terms and conditions as the Coded Font Programs, including the prohibition on reverse engineering.

     Such Japanese Coded Font Programs will be distributed to End Users on mutually agreeable media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. A unique read-only PostScript License ID will be used with each font configuration to deter the copying and substitution of one font configuration for another.

     2. LICENSED USE ROYALTIES FOR CODED FONT PROGRAMS FOR JAPANESE TYPEFACES. For the Coded Font Programs for Japanese Typefaces described in PARAGRAPH 1(b) above, which are distributed or used internally by OEM or its Subsidiaries and bundled as part of a

Licensed System or as an upgrade to an existing Licensed System, as permitted hereunder, and subject to the minimum font configurations described in PARAGRAPH 1(b) to EXHIBIT K above, OEM shall pay Adobe a per Typeface royalty for each Licensed Use of the Coded Font Programs for Japanese Typefaces as described below.

                  (i) LICENSED SYSTEMS WITH DESIGNATED OUTPUT DEVICES WHICH HAVE A MAXIMUM RESOLUTION OF [*]. Except for Licensed Systems which include a PCI controller in its configuration, OEM shall pay Adobe a per Typeface royalty of [*] for internal use or distribution of the Coded Font Programs for Japanese Typefaces bundled with Licensed Systems with a black and white or color Designated Output Device with a maximum resolution of [*].

                  (ii) LICENSED SYSTEMS WITH DESIGNATED OUTPUT DEVICES THAT ARE CAPABLE OF [*]. Except for Licensed Systems which include a PCI controller in its configuration, for Licensed Systems with a black and white or color Designated Output Device capable of [*], OEM shall pay Adobe the applicable per Typeface royalty, calculated using the table below, for the Coded Font Programs for Japanese Typefaces bundled with such Licensed Systems:

                  [*]

                  (iii) LICENSED SYSTEMS WITH PCI CONTROLLERS. For all Licensed Systems that include PCI controllers as part of their configuration, OEM shall bundle Coded Font Programs for Japanese Typefaces in either the 5 font or 12 font configuration, as set forth in PARAGRAPH 1(b) of this
SCHEDULE 2, and shall pay Adobe a royalty for the Coded Font Programs for Japanese Typefaces listed in PARAGRAPH 1(B) above and bundled as part of the Licensed System, using the table below and the following calculation method:

     [*]




_______________
[*]  Confidential Treatment Requested.

[*]











_______________
[*]  Confidential Treatment Requested.

[*]











_______________
[*]  Confidential Treatment Requested.

                                AMENDMENT NO. 5 TO THE
              CONFIGURABLE POSTSCRIPT INTERPRETER OEM LICENSE AGREEMENT
                                       BETWEEN
                               SPLASH TECHNOLOGY, INC.
                            AND ADOBE SYSTEMS INCORPORATED

                         Effective Date:  September 18, 1997

This Amendment No. 5 the Configurable PostScript Interpreter OEM License Agreement dated September 18, 1992 and assigned to Radius, Inc. from SuperMac Technology Incorporated on March 1, 1995 (the "Agreement"), is by and between Adobe Systems Incorporated ("Adobe") and Splash Technology, Inc., formally a part of Radius, Inc. ("OEM") amends the Agreement in certain respects as follows:

     I. Extend the term of the agreement identified in Section 5 ("TERM OF AGREEMENT") for one (1) year from the anniversary date of September 18, 1997.

     II. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be signed by their duly authorized representatives.

Adobe:                                    OEM:

ADOBE SYSTEMS INCORPORATED                SPLASH TECHNOLOGY, INC.

/S/ Frederick A. Schwedner                /S/ Tim Kleffman
-------------------------------------     -------------------------------------
Signature                                 Signature

FREDERICK A. SCHWEDNER                    Tim Kleffman
-------------------------------------     -------------------------------------
Name                                      Name

Sr. Vice President & General Manager
Printing and Systems Division             Vice President
-------------------------------------     -------------------------------------
Title                                     Title

SEP 17 1997                               9/12/97
-------------------------------------     -------------------------------------
Date                                      Date